Supplement to
CALVERT VARIABLE PRODUCTS PROSPECTUS
CLASS F
(Calvert VP Nasdaq 100 Index Portfolio
and Calvert VP Investment Grade Bond Index Portfolio)
dated October 30, 2015
Date of Supplement: February 4, 2016
In the chart under “More Information on Investment Objective, Investment Strategies and Risks – Further Description of Investment Strategies and Techniques” on page 9, add the following under the row for “Investment Techniques – Fixed Income ETFs” (headings added for clarity):

	Calvert VP Nasdaq 100 Index Portfolio	Calvert VP Investment Grade Bond Index Portfolio
Investment Techniques
Securities Lending	❑	❑
In the table under “More Information on Investment Objective, Investment Strategies and Risks – Description of Investment Strategies and Associated Risks” on page 10, add the following under the paragraph for “Investment Techniques and Associated Risks – Exchange-Traded Funds (ETFs)” (heading added for clarity):

Investment Techniques and Associated Risks
Securities Lending.  A Portfolio may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Risks: Credit and Market
Under “More Information on Investment Objective, Investment Strategies and Risks – Explanation of Strategies Used by the Funds” on page 12, add the following after the first paragraph:
Securities Lending. A Portfolio may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral. All incremental income generated from such activities will be accrued to the Portfolio. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.